UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 6, 2008

Centennial Bank Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 300
Denver, CO		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  303-293-5563

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2008, the Company’s stockholders approved two amendments to the Company’s Certificate of Incorporation: (1) to change the Company’s name to Guaranty Bancorp and (2) to allow stockholders to call a special meeting of stockholders.  A copy of the Certificate of Amendment of the Company’s Certificate of Incorporation is filed as Exhibit 3.1 hereto and incorporated herein by reference.  The Certificate of Amendment, including the name change, becomes effective as of May 12, 2008.

On May 6, 2008, the Company’s Board of Directors approved Amended and Restated Bylaws of the Company.  The changes to the Bylaws include: (1) the name change to Guaranty Bancorp; (2) adding a provision in Article I, Section 2 to allow stockholders who own 25% of the outstanding shares of stock to call a special meeting of stockholders; (3) amendment of Article I, Section 7 to clarify the revocability of proxies and voting at meetings of stockholders; (4) adding a provision in Article I, Section 8 to clarify the Inspector of Elections’ duties concerning determining the validity and counting of proxies and ballots; (5) clarifying amendments to Article I, Section 10 concerning advance notice procedures; and (6) adding a new Article I, Section 11 regarding the approval of stockholder proposals, which require the affirmative vote of the holders of not less than a majority of all outstanding share of capital stock of the Company.  A copy of the Amended and Restated Bylaws of the Company is filed as Exhibit 3.2 hereto and incorporated herein by reference.  The Amended and Restated Bylaws become effective as of May 12, 2008.

Item 8.01               Other Events.

On May 6, 2008, the Company issued a press release announcing the results of its Annual Meeting of Stockholders, including the approval of the Company’s name change to Guaranty Bancorp.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished herewith:

3.1                                 Certificate of Amendment to Registrant’s Certificate of Incorporation, effective as of May 12, 2008.

3.2                                 Amended and Restated Bylaws of the Registrant, effective as of May 12, 2008.

99.1                           Press Release, dated May 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL BANK HOLDINGS, INC.

	By:	/s/ Zsolt K. Besskó
Name: Zsolt K. Besskó
Title: Executive Vice President, General Counsel and Secretary

Date: May 7, 2008